Exhibit 99.6

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009





DATE:                January 30, 2006

TO:                  Countrywide Home Loans, Inc.
ATTENTION:           Mr. Jeff Staab
TELEPHONE:           1-818-225-3279
FACSIMILE:           1-818-225-4010          FAX:  1-818-225-4038

FROM:                Derivatives Documentation
TELEPHONE:           212-272-2711
FACSIMILE:           212-272-9857

SUBJECT:             Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:    FXNEC7824

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:  Rate Cap



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         Notional Amount:          With respect to any Calculation Period, the
                                   amount set forth for such period in the
                                   Schedule of Notional Amounts and Cap Rates attached hereto.

         Trade Date:               January 27, 2006

         Effective Date:           February 10, 2006

         Termination Date:         December 25, 2007, subject to adjustment in
                                   accordance with the Business Day
                                   Convention.

         Fixed Amount (Premium):

           Fixed Rate Payer:       Counterparty

           Fixed Rate Payer
           Payment Date:           January 31, 2006

           Fixed Amount:           USD 15,000

         Floating Amounts:

           Floating Rate Payer:    BSFP

           Cap Rate:               With respect to any Calculation Period, the
                                   rate set forth for such period in the
                                   Schedule of Notional Amounts and Cap Rates attached hereto.

           Floating Rate Payer
           Period End Dates:       The 25th calendar day of each month during
                                   the Term of this Transaction, commencing
                                   February 25, 2006 and ending on the
                                   Termination Date, subject to adjustment in accordance with the Business Day
                                   Convention.

           Floating Rate Payer
           Payment Dates:          Early Payment shall be applicable. One
                                   Business Day preceding each Floating Rate
                                   Payer Period End Date.

           Floating Rate Option:   USD-LIBOR-BBA, provided, however, that if
                                   the Floating Rate determined from such
                                   Floating Rate Option for any Calculation
                                   Period is greater than 9.00000% then the Floating Rate for such Calculation Period shall be deemed to be 9.00000%.

           Designated Maturity:    One month

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           Floating Rate Day
           Count Fraction:         Actual/360

           Reset Dates:            The first day of each Calculation Period.

           Compounding:            Inapplicable

         Business Days for
         payments:                 New York

         Business Day Convention:  Modified Following

3.       Additional Provisions:    Each party hereto is hereby advised and
                                   acknowledges that the other party has
                                   engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
         Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.


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(e)      The "Automatic Early Termination" provision of Section 6(a) of the
ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(g)      "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)      Tax forms, documents, or certificates to be delivered are:


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January 30, 2006
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Party required to     Form/Document/                Date by which to
deliver document      Certificate                   be delivered

BSFP and              Any document required or      Promptly after the
the Counterparty      reasonably requested to       earlier of (i)
                      allow the other party to      reasonable demand by
                      make payments under this      either party or (ii)
                      Agreement without any         learning that such form
                      deduction or withholding      or document is required
                      for or on the account of
                      any Tax or with such
                      deduction or withholding
                      at a reduced rate


(2)      Other documents to be delivered are:

Party             Form/Document/      Date by which to     Covered by Section
required to       Certificate         be delivered         3(d) Representation
deliver
document

BSFP and          Any documents       Upon the             Yes
the Counterparty  required by the     execution and
                  receiving party     delivery of
                  to evidence the     this Agreement
                  authority of        and such
                  the delivering      Confirmation
                  party or its
                  Credit Support
                  Provider, if
                  any, for it to
                  execute and
                  deliver this
                  Agreement, any
                  Confirmation ,
                  and any Credit
                  Support
                  Documents to
                  which it is a
                  party, and to
                  evidence the
                  authority of
                  the delivering
                  party or its
                  Credit Support
                  Provider to
                  perform its
                  obligations
                  under this
                  Agreement, such
                  Confirmation
                  and/or Credit
                  Support
                  Document, as
                  the case



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Party             Form/Document/      Date by which to     Covered by Section
required to       Certificate         be delivered         3(d) Representation
deliver
document

                  may be

                  A certificate of    Upon the              Yes
                  an authorized       execution and
                  officer of the      delivery of
                  party, as to the    this Agreement
                  incumbency and      and such
                  authority of the    Confirmation
                  respective
                  officers of the
                  party signing this
                  Agreement, any
                  relevant Credit
                  Support Document,
                  or any
                  Confirmation, as
                  the case may be


6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

           Address:    383 Madison Avenue, New York, New York  10179
           Attention:  DPC Manager
           Facsimile:  (212) 272-5823

      with a copy to:

           Address:    One Metrotech Center North, Brooklyn, New York 11201
           Attention:  Derivative Operations - 7th Floor
           Facsimile:  (212) 272-1634

           (For all purposes)

      Address for notices or communications to the Counterparty:

           Address:    4500 Park Granada
                       Mail Stop CH-143
                       Calabasas, CA 91302
           Attention:  Mr. Jeff Staab
           Facsimile:  818-225-3898

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           Phone:      818-225-3279

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
Agreement:

                BSFP appoints as its
                Process Agent:                    Not Applicable

                The Counterparty appoints as its
                Process Agent:                    Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP:Not Applicable

      The Counterparty:   Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express,

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without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                Each party represents to the other party on each date when it enters into a Transaction that:--

           (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

           (2) Evaluation and Understanding.

           (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and


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           (ii) It understands the terms, conditions and risks of the
Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

           (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

           (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information:   Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.


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January 30, 2006
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We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By: /s/ Annie Manevitz
    -------------------------------
    Name:  ANNIE MANEVITZ
    Title: AUTHORIZED SIGNATORY

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By: /s/ Jennifer Shiley Sandefur
    -------------------------------
    As authorized agent or officer for Countrywide Home Loans, Inc.
    Name: JENNIFER SHILEY SANDEFUR
    Title:SENIOR MANAGING DIRECTOR AND TREASURER





er


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January 30, 2006
Page 11 of 11





                  SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
         (all such dates subject to adjustment in accordance with the
                           Business Day Convention)

From and including  To but excluding  Notional Amount    Cap Rate
------------------  ----------------  ---------------    --------
                                           (USD)
                                           -----
  Effective Date       2/25/2006        147,232,000      7.66194%
     2/25/2006         3/25/2006        144,734,657      7.11440%
     3/25/2006         4/25/2006        141,927,078      6.42567%
     4/25/2006         5/25/2006        138,274,932      6.63962%
     5/25/2006         6/25/2006        133,777,143      6.42520%
     6/25/2006         7/25/2006        128,437,253      6.63911%
     7/25/2006         8/25/2006        122,263,735      6.42469%
     8/25/2006         9/25/2006        115,270,071      6.42444%
     9/25/2006         10/25/2006       107,480,294      6.63833%
    10/25/2006         11/25/2006        99,020,838      6.42392%
    11/25/2006         12/25/2006        90,218,580      6.63802%
    12/25/2006         1/25/2007         81,592,033      6.42386%
     1/25/2007         2/25/2007         73,392,786      6.42383%
     2/25/2007         3/25/2007         65,464,411      7.11206%
     3/25/2007         4/25/2007         57,702,799      6.42376%
     4/25/2007         5/25/2007         50,104,467      6.63786%
     5/25/2007         6/25/2007         42,666,008      6.42371%
     6/25/2007         7/25/2007         35,384,086      6.63780%
     7/25/2007         8/25/2007         28,255,431      6.42365%
     8/25/2007         9/25/2007         21,276,845      6.42361%
     9/25/2007         10/25/2007        14,445,193      6.63770%
    10/25/2007         11/25/2007         7,757,408      6.42355%
    11/25/2007      Termination Date      1,210,484      6.63763%